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                                                                   Exhibit 10.64


                       AMENDMENT NO. 3 TO AGENCY AGREEMENT

                  This Amendment No. 3 to Agency Agreement (this "Amendment") is made as of this 31st day of January, 2002, by and among: Quality Stores, Inc., a Delaware corporation, with a principal place of business at 455 E. Ellis Road, Muskegon, MI 49441 (the "Merchant"); Tractor Supply Company, a Delaware corporation, with a principal place of business at 320 Plus Park Blvd., Nashville, TN 37217 ("TSC"); Great American Group, a California corporation, with a principal place of business at One Parkway North Suite 520, Deerfield, IL 60015; Gordon Brothers Retail Partners, LLC, a Delaware limited liability company, with a principal place of business at 40 Broad Street, Boston, MA 02109; and DJM Asset Management LLC, a Delaware limited liability company, with a principal place of business located at 445 Broad Hollow Road, Melville, NY 11747 (collectively, the "Agent") (Merchant and Agent shall each be referred to herein as a "Party" or collectively as the "Parties")

                                    RECITALS:

         WHEREAS, on December 31, 2001, Merchant and Agent entered into an Agency Agreement which provides the Merchant and Agent with certain rights and obligations as expressly set forth therein, which Agency Agreement was amended by that certain Amendment No. 1 to Agency Agreement dated January 4, 2002 and that certain Amendment No. 2 to Agency Agreement dated January 25, 2002 (as amended, the "Agreement"); and

         WHEREAS, Merchant and Agent desire to amend and modify the Agreement, subject to the terms and conditions of this Amendment, to: (i) increase the number of Stores over which TSC shall have Real Estate Designation Rights (inclusive of the FF&E located therein), (ii) grant the Agent the right to purchase all of Merchant's right, title and interest in and to the FF&E in the Closed Stores pursuant to the Agreement, (iii) increase the Transaction Consideration; and (iv) amend Exhibit 1A of the Agreement to include Store 457 in Massena, New York.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agent and Merchant agree as follows:

         Section 1.Incorporation of Terms. All terms that are defined in the Agreement shall have the same meaning herein, unless the same shall be expressly amended and modified by the terms of this Amendment.

         Section 2.Property Designation Rights; Transaction Consideration. Agent shall have: (i) all rights granted under Section 15 of the Agreement with respect to Stores 68, 148 and 149, in addition to all other Stores listed on
Exhibit 1A; provided, further, that in addition to the rights being granted under Section 15 of the Agreement with regard to the subject Stores, TSC shall also acquire all of the furniture, fixtures and equipment located at each such Store. In return for Merchant's grant to Agent of these additional rights,
Section 2.1 of the Agreement shall be amended to provide that the Transaction Consideration shall be increased by the total amount of One Hundred Thousand and 00/100 Dollars ($100,000.00), which amount shall be paid by TSC to Merchant in immediately available funds promptly after approval of this Amendment by the Bankruptcy Court.
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         Section 3. Purchase of Closed Stores' FF&E; Store 457.

                  Section 3.1. Section 14 of the Agreement shall be amended to provide that the Closed Stores shall be included among the locations at which Agent shall have been deemed to purchase Merchant's right, title and interest in and to the FF&E located thereat, and all proceeds generated from the sale of such Closed Stores' FF&E shall constitute FF&E Proceeds under the Agreement. In return for Merchant's grant to Agent of these additional rights, Section 2.1 of the Agreement shall be amended to provide that the Transaction Consideration shall be increased by the total amount of Ninety-One Thousand and 00/100 Dollars ($91,000.00), which amount shall be paid by Agent to Merchant in immediately available funds promptly after approval of this Amendment by the Bankruptcy Court. Agent shall vacate the following Closed Stores no later than 11:59 p.m. on January 31, 2002: 427, 454, 464, 160, 405,
         414, 420, 421, 448, 460, 582, 593 and 712; provided, however, Agent shall be entitled to abandon any unsold FF&E in the subject Closed Stores upon vacating same. Agent shall vacate the following Closed Stores no later than 11:59 p.m. on February 28, 2002: 39, 91, 137, 138, 449, 452 and 465; provided, however, Agent shall be entitled to abandon any unsold FF&E in the subject Closed Stores upon vacating same; provided, further, however, that notwithstanding anything herein to the contrary, Agent's obligation to pay any Expenses, including, but not limited to, Occupancy Expenses, with regard to the subject Closed Stores shall be limited to the period of time through and including the applicable Vacate Date for each such location.

                  Section 3.2. Merchant and Agent agree and acknowledge that, during the Sale Term, the (i) Sale has been and is being conducted in Store 457 in Massena, New York ("Store 457"), (ii) merchandise in Store 457 was included in the Merchandise Count for purposes of Section 4 of the Agreement, (iii) proceeds from the sale of the Merchandise in Store 457 have been and are being included in "Proceeds" for purposes of
         Section 6 of the Agreement, and (iv) the expenses for Store 457 have been and are being included in "Expenses" for purposes of Section 3 of the Agreement, even though Store 457 is not listed on Exhibit 1A to the Agreement. The Agreement shall be amended to list Store 457 on Exhibit 1A to the Agreement and to otherwise include Store 457 in the definition of "Stores" as that term is used in the Agreement.
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         Section 4. Miscellaneous.

                  4.1 Entire Agreement. This Amendment, along with the Agreement, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby. Except as expressly amended or modified by the provisions of the Amendment, the Agreement shall remain in full force and effect between the Parties.

                  4.2 Amendments. This Amendment may not be modified except in a written instrument executed by each of the Parties.

                  4.3 Execution in Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one agreement. This Amendment may be executed by facsimile, and such facsimile signature shall be treated as an original signature hereunder.
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                  IN WITNESS WHEREOF, Agent and Merchant hereby execute this
Amendment by their duly authorized representatives as of the day and year first written above.

                                    TRACTOR SUPPLY COMPANY

                                    By:    /s/ James F. Wright
                                       -----------------------------------------
                                    Name:  James F. Wright
                                         ---------------------------------------
                                    Title: President and Chief Operating Officer
                                          --------------------------------------

                                    GREAT AMERICAN GROUP

                                    By:    /s/ Benjamin L. Nortman
                                       -----------------------------------------
                                    Name:  Benjamin L. Nortman
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GORDON BROTHERS RETAIL PARTNERS LLC

                                    By:    /s/ James Schaye
                                       -----------------------------------------
                                    Name:  James Schaye
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    DJM ASSET MANAGEMENT LLC

                                    By:    /s/ Andrew Graiser
                                       -----------------------------------------
                                    Name:  Andrew Graiser
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    QUALITY STORES, INC.

                                    By:    /s/ Peter D. Fitzsimmons
                                       -----------------------------------------
                                    Name:  Peter D. Fitzsimmons
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------